Exhibit 99.1

[Letterhead of The PMI Group, Inc.]

February 22, 2008

Steven Tynan
Chairman of the Board
RAM Holdings, Ltd.
RAM Reinsurance Co Ltd.
c/o High Ridge Capital, LLC
152 Harbor Road
Rye, NH 03870

Vernon Endo
Chief Executive Officer
RAM Holdings, Ltd.
46 Reid Street
Hamilton, Bermuda

Dear Messrs. Tynan and Endo:

This letter is to advise you that I hereby resign from the Board of Directors of RAM Holdings, Ltd. and RAM Reinsurance Company Ltd., effective immediately.

Sincerely,

/s/ Mark Milner

Mark Milner

cc:      Brad Shuster